                                                                    EXHIBIT 20.1
                        WFS FINANCIAL 2005-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended March 31, 2005
                     for Distribution Date of April 18, 2005
                                    Class A-1

Original Principal Balance                                                      267,000,000.00

                                                                                                PER $1000
                                                                                                ORIG PRIN
                                                                                   TOTALS        BALANCE
AGGREGATE BALANCES:

  Principal Amount of Notes as of Prior Distribution Date                      210,241,404.92     787.420992

  Principal Amount of Notes as of Current Distribution Date                    155,433,716.56     582.148751

        Pool Factor                                                                  0.582149

PRINCIPAL DISTRIBUTION AMOUNT:

  Principal Distribution Amount                                 54,807,688.36                     205.272241

INTEREST DISTRIBUTABLE AMOUNT:

  Note Monthly Interest Distributable Amount                       513,923.43                       1.924807
  Plus: Prior Interest Carryover                                         0.00                       0.000000
                                                                -------------
  Total Interest Distributable Amount                              513,923.43                       1.924807

  Interest Distribution Amount                                     513,923.43                       1.924807
                                                                -------------

  Current Interest Carryover                                                             0.00       0.000000

                                                                                                PER $1000
                                                                                                AGGREGATE
                                                                                               ORIG NOTE BAL
AGGREGATE SECURITY RELATED INFORMATION:

  Aggregate Principal Balance                                1,495,473,563.42

  Overcollateralization Amount                                  55,039,846.86

  Servicing Fee                                                  1,611,511.00                       1.038345

  Spread Account                                                 8,000,000.00
  Net Change in Spread Account                                           0.00

  Net Collections                                               60,741,547.81

  Aggregate Principal Balance of Delinquent Contracts            1,972,511.19

  Aggregate Excess Spread Amount                                            -
  Total Initial Spread Deposit Repayment                                    -
                                                             ----------------
  Certificate Distributable Amount (LTD)                                    -
                                                             ================

                        WFS FINANCIAL 2005-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended March 31, 2005
                     for Distribution Date of April 18, 2005
                                    Class A-2

Original Principal Balance                                                      375,000,000.00

                                                                                                  PER $1000
                                                                                                  ORIG PRIN
                                                                                   TOTALS          BALANCE
AGGREGATE BALANCES:

  Principal Amount of Notes as of Prior Distribution Date                       375,000,000.00    1000.000000

  Principal Amount of Notes as of Current Distribution Date                     375,000,000.00    1000.000000

        Pool Factor                                                                   1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

  Principal Distribution Amount                                         (0.00)                       0.000000

INTEREST DISTRIBUTABLE AMOUNT:

  Note Monthly Interest Distributable Amount                       996,875.00                        2.658333
  Plus: Prior Interest Carryover                                         0.00                        0.000000
                                                                   ----------
  Total Interest Distributable Amount                              996,875.00                        2.658333

  Interest Distribution Amount                                     996,875.00                        2.658333
                                                                   ----------

  Current Interest Carryover                                                              0.00       0.000000

                                                                                                  PER $1000
                                                                                                  AGGREGATE
                                                                                                ORIG NOTE BAL
AGGREGATE SECURITY RELATED INFORMATION:

  Aggregate Principal Balance                                1,495,473,563.42

  Overcollateralization Amount                                  55,039,846.86

  Servicing Fee                                                  1,611,511.00                        1.038345

  Spread Account                                                 8,000,000.00
  Net Change in Spread Account                                           0.00

  Net Collections                                               60,741,547.81

  Aggregate Principal Balance of Delinquent Contracts            1,972,511.19

  Aggregate Excess Spread Amount                                            -
  Total Initial Spread Deposit Repayment                                    -
                                                             ----------------
  Certificate Distributable Amount (LTD)                                    -
                                                             ================

                        WFS FINANCIAL 2005-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended March 31, 2005
                     for Distribution Date of April 18, 2005
                                    Class A-3

Original Principal Balance                                                                      510,000,000.00

                                                                                                                         PER $1000
                                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                                TOTALS                 BALANCE
       Principal Amount of Notes as of Prior Distribution Date                                  510,000,000.00           1000.000000

       Principal Amount of Notes as of Current Distribution Date                                510,000,000.00           1000.000000

                            Pool Factor                                                               1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

       Principal Distribution Amount                                          0.00                                          0.000000

INTEREST DISTRIBUTABLE AMOUNT:

       Note Monthly Interest Distributable Amount                     1,525,750.00                                          2.991667
       Plus: Prior Interest Carryover                                         0.00                                          0.000000
                                                                  ----------------
       Total Interest Distributable Amount                            1,525,750.00                                          2.991667

       Interest Distribution Amount                                   1,525,750.00                                          2.991667
                                                                  ----------------

       Current Interest Carryover                                                                         0.00              0.000000

                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG NOTE BAL
       Aggregate Principal Balance                                1,495,473,563.42

       Overcollateralization Amount                                  55,039,846.86

       Servicing Fee                                                  1,611,511.00                                          1.038346

       Spread Account                                                 8,000,000.00
       Net Change in Spread Account                                           0.00

       Net Collections                                               60,741,547.81

       Aggregate Principal Balance of Delinquent Contracts            1,972,511.19

       Aggregate Excess Spread Amount                                            -
       Total Initial Spread Deposit Repayment                                    -
                                                                  ----------------
       Certificate Distributable Amount (LTD)                                    -
                                                                  ================

                        WFS FINANCIAL 2005-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended March 31, 2005
                     for Distribution Date of April 18, 2005
                                    Class A-4

Original Principal Balance                                          224,000,000.00

                                                                                                                          PER $1000
                                                                                                                          ORIG PRIN
AGGREGATE BALANCES:                                                                                TOTALS                  BALANCE
       Principal Amount of Notes as of Prior Distribution Date                                  224,000,000.00           1000.000000

       Principal Amount of Notes as of Current Distribution Date                                224,000,000.00           1000.000000

                            Pool Factor                                                               1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

       Principal Distribution Amount                                          0.00                                          0.000000

INTEREST DISTRIBUTABLE AMOUNT:

       Note Monthly Interest Distributable Amount                       722,400.00                                          3.226000
       Plus: Prior Interest Carryover                                         0.00                                          0.000000
                                                                  ----------------
       Total Interest Distributable Amount                              722,400.00                                          3.225000

       Interest Distribution Amount                                     722,400.00                                          3.225000
                                                                  ----------------
       Current Interest Carryover                                                                         0.00              0.000000

                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                               ORIG NOTE BAL
       Aggregate Principal Balance                                1,495,473,563.42

       Overcollateralization Amount                                  55,039,846.86

       Servicing Fee                                                  1,611,511.00                                          1.038346

       Spread Account                                                 8,000,000.00
       Net Change in Spread Account                                           0.00

       Net Collections                                               60,741,547.81

       Aggregate Principal Balance of Delinquent Contracts            1,972,511.19

       Aggregate Excess Spread Amount                                            -
       Total Initial Spread Deposit Repayment                                    -
                                                                  ----------------
       Certificate Distributable Amount (LTD)                                    -
                                                                  ================

                        WFS FINANCIAL 2005-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended March 31, 2005
                     for Distribution Date of April 18, 2005
                                    Class B-1

Original Principal Balance                                                                      60,000,000.00

                                                                                                                        PER $1000
                                                                                                                        ORIG PRIN
AGGREGATE BALANCES:                                                                                 TOTALS               BALANCE
       Principal Amount of Notes as of Prior Distribution Date                                   60,000,000.00          1000.000000

       Principal Amount of Notes as of Current Distribution Date                                 60,000,000.00          1000.000000

                            Pool Factor                                                               1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

       Principal Distribution Amount                                         (0.00)                                        0.000000

INTEREST DISTRIBUTABLE AMOUNT:

       Note Monthly Interest Distributable Amount                       187,000.00                                         3.116667
       Plus: Prior Interest Carryover                                         0.00                                         0.000000
                                                                  ----------------
       Total Interest Distributable Amount                              187,000.00                                         3.116667

       Interest Distribution Amount                                     187,000.00                                         3.116667
                                                                  ----------------
       Current Interest Carryover                                                                         0.00             0.000000

                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG NOTE BAL
       Aggregate Principal Balance                                1,495,473,563.42

       Overcollateralization Amount                                  55,039,846.86

       Servicing Fee                                                  1,611,511.00                                         1.038345

       Spread Account                                                 8,000,000.00
       Net Change in Spread Account                                           0.00

       Net Collections                                               60,741,547.81

       Aggregate Principal Balance of Delinquent Contracts            1,972,511.19

       Aggregate Excess Spread Amount                                            -
       Total Initial Spread Deposit Repayment                                    -
                                                                  ----------------
       Certificate Distributable Amount (LTD)                                    -
                                                                  ================

                        WFS FINANCIAL 2005-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended March 31, 2005
                     for Distribution Date of April 18, 2005
                                    Class C-1

Original Principal Balance                                                                    64,000,000.00

                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS           BALANCE
             Principal Amount of Notes as of Prior Distribution Date                          64,000,000.00      1000.000000

             Principal Amount of Notes as of Current Distribution Date                        64,000,000.00      1000.000000

                                             Pool Factor                                           1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

             Principal Distribution Amount                                            0.00                          0.000000

INTEREST DISTRIBUTABLE AMOUNT:

             Note Monthly Interest Distributable Amount                         203,733.33                          3.183333
             Plus: Prior Interest Carryover                                           0.00                          0.000000
                                                                                ----------
             Total Interest Distributable Amount                                203,733.33                          3.183333

             Interest Distribution Amount                                       203,733.33                          3.183333
                                                                                ----------

             Current Interest Carryover                                                                0.00         0.000000

                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                        ORIG NOTE BAL
             Aggregate Principal Balance                                  1,495,473,563.42

             Overcollateralization Amount                                    55,039,846.86

             Servicing Fee                                                    1,611,511.00                          1.038345

             Spread Account                                                   8,000,000.00
             Net Change in Spread Account                                             0.00

             Net Collections                                                 60,741,547.81

             Aggregate Principal Balance of Delinquent Contracts              1,972,511.19

             Aggregate Excess Spread Amount                                              -
             Total Initial Spread Deposit Repayment                                      -
                                                                          ----------------
             Certificate Distributable Amount (LTD)                                      -
                                                                          ================

                        WFS FINANCIAL 2005-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended March 31, 2005
                     for Distribution date of April 18, 2005
                                    Class D-1

Original Principal Balance                                                                    52,000,000.00

                                                                                                                PER $1000
                                                                                                                ORIG PRIN
AGGREGATE BALANCES:                                                                              TOTALS          BALANCE
             Principal Amount of Notes as of Prior Distribution Date                          52,000,000.00      1000.000000

             Principal Amount of Notes as of Current Distribution Date                        52,000,000.00      1000.000000

                                             Pool Factor                                           1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

             Principal Distribution Amount                                            0.00                          0.000000

INTEREST DISTRIBUTABLE AMOUNT:

             Note Monthly Interest Distributable Amount                         177,233.33                          3.408333
             Plus: Prior Interest Carryover                                           0.00                          0.000000
                                                                                ----------
             Total Interest Distributable Amount                                177,233.33                          3.408333

             Interest Distribution Amount                                       177,233.33                          3.408333
                                                                                ----------

             Current Interest Carryover                                                                0.00         0.000000

                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                        ORIG NOTE BAL

             Aggregate Principal Balance                                  1,495,473,563.42

             Overcollateralization Amount                                    55,039,846.86

             Servicing Fee                                                    1,611,511.00                          1.038345

             Spread Account                                                   8,000,000.00
             Net Change in Spread Account                                             0.00

             Net Collections                                                 60,741,547.81

             Aggregate Principal Balance of Delinquent Contracts              1,972,511.19

             Aggregate Excess Spread Amount                                              -
             Total Initial Spread Deposit Repayment                                      -
                                                                          ----------------
             Certificate Distributable Amount (LTD)                                      -
                                                                          ================